September 7, 2017 Brady Corporation F’17 Q4 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; deterioration or instability in the global economy and financial markets; decreased demand for our products; Brady’s ability to retain large customers; risks associated with the loss of key employees; changes in tax legislation and tax rates; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; foreign currency fluctuations; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2016. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q4 F’17 Financial Summary • Sales increased 2.5% to $289.2M in Q4 of F’17 vs. $282.1M in Q4 of F’16. – Organic sales increased 3.0%. – Foreign currency translation reduced sales by 0.5%. • Gross profit margin of 49.7% in Q4 of F’17 compared with 50.0% in Q4 of F’16. • SG&A expense of $96.5M (33.4% of sales) in Q4 of F’17 compared with $98.4M (34.9% of sales) in Q4 of F’16. • Earnings before income taxes increased 12.2% to $35.9M in Q4 of F’17 compared with $32.0M in Q4 of F’16. • Net earnings of $25.2M in Q4 of F’17 compared with $25.1M in Q4 of F’16. • Net earnings per Class A Diluted Nonvoting Common Share of $0.48 in Q4 of F’17, compared with $0.49 in Q4 of F’16. • Net cash provided by operating activities of $52.9M in Q4 of F’17 compared with $40.4M in Q4 of F’16.

4Sales Overview • 3.0% increase in organic sales: • ID Solutions – Organic sales increase of 4.4%. • Workplace Safety – Organic sales decline of (0.6%). • (0.5%) decrease due to currency translation. Q4 F’17 SALES: • Organic sales increased in all three regions of the IDS business. • Organic sales increased in WPS Europe and Australia offset by a decline in North America. • Foreign currency translation headwinds persisted through most of our fourth quarter. Q4 F’17 SALES COMMENTARY: $283 $269 $287 $282 $280 $268 $276 $289 $255 $265 $275 $285 $295 $305 Q1 F'16 (2.2%) Q2 F'16 0.4% Q3 F'16 (0.1%) Q4 F'16 (0.9%) Q1 F'17 (0.2%) Q2 F'17 1.3% Q3 F'17 (1.9%) Q4 F'17 3.0%Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 49.7% in Q4 of F’17 compared with 50.0% in Q4 of F’16. • GPM improved in IDS Americas and Europe businesses due to operational efficiency gains, offset by declines in the WPS business due to pricing pressures in certain product categories. Q4 F’17 - GROSS PROFIT MARGIN: $139 $133 $145 $141 $140 $134 $140 $144 49.2% 49.5% 50.7% 50.0% 50.1% 50.1% 50.7% 49.7% 30% 35% 40% 45% 50% 55% $100 $125 $150 $175 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense declined $1.9M, finishing at $96.5M in Q4 of F’17 compared to $98.4M in Q4 of F’16, continuing the general downward trend. • The declines in SG&A expense were due to our focused efforts on driving sustainable efficiencies across the organization, while improving the overall customer experience. Approximately 25% of the decline from Q4 of F’16 to Q4 of F’17 was due to foreign currency translation. Q4 F’17 - SG&A EXPENSE: $101 $100 $106 $98 $98 $95 $98 $97 35.6% 37.3% 36.9% 34.9% 35.0% 35.3% 35.7% 33.4% 25% 28% 30% 33% 35% 38% 40% $80 $90 $100 $110 $120 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD)

7Net Earnings & EPS • Q4 F’17 net earnings were $25.2M compared to $25.1M in Q4 of F’16. • The income tax rate significantly impacted our Q4 earnings as the tax rate was 21.5% in Q4 of F’16 and 29.7% in Q4 of F’17. • Earnings before income taxes increased 12.2% to $35.9M in Q4 of F’17 compared with $32.0M in Q4 of F’16. • The increase in pre-tax earnings was driven by the 3.0% organic sales growth and efficiencies in SG&A throughout both the IDS and WPS businesses. Q4 F’17 – NET EARNINGS & EPS: $0.37 $0.30 $0.42 $0.49 $0.44 $0.49 $0.43 $0.48 $0.00 $0.20 $0.40 $0.60 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 NET EARNINGS PER CLASS A DILUTED SHARE $19 $15 $21 $25 $23 $25 $23 $25 $0 $10 $20 $30 $40 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 NET EARNINGS (millions of USD)

8Cash Generation & Uses • Cash flow from operating activities was $52.9M in Q4 of F’17 compared to $40.4M in Q4 of F’16. • Cash flow from operating activities was positively impacted by the timing of certain payments in Q4 of F’17. • Free cash flow* was $48.6M in Q4 of F’17 compared to $30.8M in Q4 of F’16. • Returned $10.5M to our shareholders in the form of dividends in Q4 of F’17. CASH FLOWS IN Q4 OF F’17: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. $30 $28 $40 $40 $34 $19 $38 $53 $0 $10 $20 $30 $40 $50 $60 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) (millions of USD) 3 Mos. Ended Jul. 31, 2017 3 Mos. Ended Jul. 31, 2016 Year Ended Jul. 31, 2017 Year Ended Jul. 31, 2016 Cash Balance - Beginning of Period 129.1$ 141.6$ 141.2$ 114.5$ Cash Flow from Operating Activities 52.9 40.4 144.0 139.0 Capital Expenditures (4.3) (9.7) (15.2) (17.1) Repurchase of Stock - - - (23.6) Proceeds from Exercise of Stock Options 1.1 4.6 19.7 5.2 Dividends (10.5) (10.2) (41.9) (40.8) Debt Repayments - Net (36.5) (24.3) (113.3) (38.0) Effect of Exchange Rate on Cash 2.7 (0.5) 0.2 2.8 Other (0.6) (0.7) (0.8) (0.8) Cash Balance - End of Period 133.9$ 141.2$ 133.9$ 141.2$

Net Cash (Debt) 9 • July 31, 2017 cash = $133.9M and debt = $107.8M. • Net debt declined $101.9M over the last twelve months, finishing in a net cash position of $26.2M at July 31, 2017 compared to net debt of $75.7M at July 31, 2016. • Balance sheet provides flexibility for future cash uses. STRONG BALANCE SHEET: $(140) $(132) $(101) $(76) $(50) $(38) $(9) $26 -$200 -$150 -$100 -$50 $0 $50 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 NET CASH (DEBT) (millions of USD) DEBT STRUCTURE (millions of USD) Interest Rate July 31, 2017 Balance July 31, 2016 Balance Revolver Borrowings: USD-denominated 1.94% (17.0)$ (112.0)$ EUR-denominated 0.75% (34.3) - China Borrowings: USD & CNY-denominated 3.52% (3.2) (4.9) Private Placements: USD-denominated 2007 Series 5.33% - (16.3) EUR-den. 2010 Series (7-yr.) 3.71% - (33.5) EUR-den. 2010 Series (10-yr.) 4.24% (53.2) (50.2) TOTAL DEBT (107.7)$ (216.9)$ Cash and Cash Equivalents 133.9 141.2 NET CASH (DEBT) 26.2$ (75.7)$

10F’17 Financial Summary 1 2017 2016 Change Sales 1,113.3$ 1,120.6$ Organic Sales 0.5% (0.7%) Gross Margin 558.3 558.8 % of Sales 50.1% 49.9% Research and Development (39.6) (35.8) + 11% Selling, General and Administrative (387.7) (405.1) - 4% % of Sales 34.8% 36.2% Operating Income 131.0 117.9 + 11% Earnings before Income Taxes 126.6 109.3 + 16% Income Tax Rate 24.5% 26.7% Net Earnings 95.6$ 80.1$ + 19% Net Earnings per diluted Class A Nonvoting Common Share 1.84$ 1.58$ + 16% Net Cash (Debt) Position 26.2$ (75.7)$ 101.9$ Year Ended July 31,

11F’18 Guidance F’18 Diluted EPS $1.85 to $1.95 Guidance Assumptions: • Low-single digit organic sales growth. • Full-year depreciation and amortization expense of approximately $26M. • Full-year income tax rate of 27% to 29%. • Full-year capital expenditures of approximately $30M.

Q4 F’17 vs. Q4 F’16 PERFORMANCE (millions of USD) 12Identification Solutions • Revenues increased 4.0%: • Organic = + 4.4% • Fx = - (0.4)% • Organic sales increased in all regions with low-single digit growth in the Americas and Europe and double- digit growth in Asia. • R&D expenses up 19.2% due to increased investments to develop innovative products. • Segment profit as a percent of sales increased due to ongoing efficiency gains in our operations and selling, general, and administrative expense structures. Q4 F’17 SUMMARY: • Expect low-single digit organic sales growth in F’18. • Expect segment profit to continue to be in the mid-to- high teens as a percent of sales in F’18. OUTLOOK: Q4 F’17 Q4 F’16 Change Sales $ 211.3 $ 203.2 + 4.0% Segment Profit 35.9 31.9 + 12.6% Segment Profit % 17.0% 15.7% + 130 pts $201 $190 $201 $203 $201 $191 $197 $211 13% 12% 16% 16% 16% 15% 17% 17% 5% 7% 9% 11% 13% 15% 17% 19% $180 $190 $200 $210 $220 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 SALES & SEGMENT PROFIT % (millions of USD)

Q4 F’17 vs. Q4 F’16 PERFORMANCE (millions of USD) 13Workplace Safety • Revenues decreased - (1.2%): • Organic = - (0.6)% • Fx = - (0.6)% • Organic sales declined in the high-single digits in the WPS North America business, partially offset by low- single digit growth in Europe and high-single digit growth in Australia. • Segment profit declined due to decreased organic sales, which includes pricing pressures. These declines were partially mitigated by actions to reduce our cost structure. Q4 F’17 SUMMARY: • Expect approximately flat organic sales in F’18. • Expect segment profit to continue to be in the mid-to- high single digits as a % of sales in F’18. OUTLOOK: Q4 F’17 Q4 F’16 Change Sales $ 77.9 $ 78.9 - 1.2% Segment Profit 7.9 9.1 - 12.8% Segment Profit % 10.2% 11.5% - 130 pts $82 $79 $85 $79 $79 $77 $79 $78 11% 8% 7% 12% 8% 8% 6% 10% 0% 2% 4% 6% 8% 10% 12% 14% $70 $75 $80 $85 $90 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 SALES & SEGMENT PROFIT % (millions of USD)

14Future Financial Performance GDP+ • Unrivaled customer service. • Industry expertise. • Innovative new products. • Integrated solutions creating smarter products. • E-business / digital. Below GDP Organic Growth Organic Sales Growth Organic Revenue Drivers: • Continued pursuit of efficiency gains and simplification. • Expect on-going pricing challenges. • Expect efficiency gains to effectively offset pricing pressures in certain business. Gross Margin Drivers: F’17 Expectation Exiting F’18 Organic Sales Growth 50% - 50.5%50.1% GPM GPM • Localized ownership and accountability. • Focus on sustainable efficiency gains. • Simplified and streamlined organization. • Cost realignment of under-performing businesses. SG&A Drivers: 33.5% - 34.0% of Sales 34.8% of sales SG&A SG&A • Superior cash generation with disciplined and patient cash deployment expected to enhance shareholder value through dividends and share buybacks. EPS Drivers: $2.00/share$1.75/share* EPS EPS * The actual F’17 diluted EPS of $1.84 was adjusted to normalize the income tax rate to 28%.

15Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com